SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           FIRST CITIZENS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                 [FIRST CITIZENS CORPORATION LOGO APPEARS HERE]



                                        June 30, 1998


       To Our Stockholders:


         We are pleased to invite you to attend the Annual Meeting of Stockholders of First Citizens Corporation, to be held at the Municipal Auditorium of the City of Newnan, 25 Jefferson Street, Newnan, Georgia, on Wednesday, July 22, 1998 at 2:00 p.m. Eastern Time.


          The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative from the Corporation's independent accounting firm, Mauldin & Jenkins, will be present to respond to appropriate questions of stockholders.


          YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


          Your continued interest and support of First Citizens Corporation are sincerely appreciated.



                                        Sincerely,

                                        /s/ Tom Moat
                                        --------------------------
                                        TOM MOAT
                                        President

                          FIRST CITIZENS CORPORATION
                              19 Jefferson Street
                                 P.O. Box 400
                             Newnan, Georgia 30264
                                 (770) 253-5017


               ------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on July 22, 1998
               ------------------------------------------------
     The Annual Meeting of Stockholders ("Meeting") of First Citizens Corporation will be held at the Municipal Auditorium of the City of Newnan, 25 Jefferson Street, Newnan, Georgia, on July 22, 1998, at 2:00 p.m., Eastern Time.

      The Meeting is for the following purposes, all of which are more completely described in the accompanying Proxy Statement.

      1. The election of two directors of the Corporation;

      2. Such other matters as may properly come before the Meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on any one of the foregoing proposals at the Meeting or any adjournment thereof. Stockholders of record at the close of business on June 15, 1998 are the stockholders entitled to vote at the Meeting and any adjournment thereof.

      You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/ Douglas J. Hertha
                                      ---------------------------
                                      DOUGLAS J. HERTHA
                                      Secretary

  Newnan, Georgia
  June 30, 1998


   --------------------------------------------------------------------------
   IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
   --------------------------------------------------------------------------

                                PROXY STATEMENT

                                      OF
                          FIRST CITIZENS CORPORATION

                              19 Jefferson Street
                                 P.O. Box 400
                             Newnan, Georgia 30264
                                (770) 253-5017


                        Annual Meeting of Stockholders
                                 July 22, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Corporation ("FCC" or the "Corporation") to be used at the 1998 Annual Meeting of Stockholders of the Corporation ("Meeting") which will be held at the Municipal Auditorium of the City of Newnan, 25 Jefferson Street, Newnan, Georgia, on July 22, 1998, at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about June 30, 1998.


                             REVOCATION OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at 19 Jefferson Street, P.O. Box 400, Newnan, Georgia 30264 or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth in Proposal I.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on June 15, 1998 are entitled to one vote for each share then held. At June 15, 1998, the Corporation had 2,797,454 shares of common stock ("Common Stock") issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker "non-votes,"which occur when a broker submits a proxy card without exercising discretionary voting authority on a non-routine matter, will be counted for the purpose of determining the presence or absence of a quorum.

     Directors are elected by a plurality of the votes cast by the shares entitled to be voted in an election. If authority to vote for one or more director nominees is withheld by the stockholder represented by proxy, no vote will be cast and the outcome of the election will not be affected. Broker non-votes do not exist in an election of directors, and accordingly, will not affect the outcome of the election.

     All other proposals which may be considered and acted upon by the stockholders at the Meeting require that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal. Only those shares actually voted will be counted for the purpose of determining whether a proposal is approved by the shareholders. Abstentions and broker non-votes are treated as true abstentions under Georgia law and not as negative votes. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on other proposals.

     The following table sets forth, as of June 15, 1998, the shares of Common Stock beneficially owned by 5% stockholders, all executive officers and directors as a group, and by all executive officers, directors and 5% stockholders of the Corporation as a group. Individual beneficial ownership of shares by the Corporation's directors is set forth under "Proposal I -- Election of Directors." Persons and groups owning in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). All Common Stock amounts have been adjusted to reflect the three-for-two Common Stock split issued by the Corporation in November, 1997.

                                                                   Percent of Shares
Name and Address of                        Amount and Nature        of Common Stock
Beneficial Owner                      of Beneficial Ownership(a)      Outstanding
------------------------------------ ---------------------------- ------------------
Donald A. Barnette
Building K
Atlanta State Farmers Market
Forest Park, Georgia 30051 .........            242,252                   8.66%
J.L. Glover, Jr.
10 Brown Street
Newnan, Georgia 30263 ..............            167,849                   5.94%
Ellis A. Mansour
6 East Court Square
Newnan, Georgia 30263 ..............            157,127                   5.54%
All Executive Officers
and Directors as a
Group (8 persons) ..................            705,713(b)(c)            24.05%
Dennis H. McDowell
P.O. Box 858
Carrollton, Georgia 30117 ..........            202,042(d)                7.22%
All Executive Officers,
Directors and 5%
stockholders as a
Group (9 persons) ..................            907,755                  30.93%

---------
(a) Includes certain shares owned by spouses, or as custodian or trustee for minor children, over which shares officers and directors effectively exercise sole or shared voting and investment power, unless otherwise indicated.

(b) Includes 71,250 options for shares of the Corporation's stock exercisable within 60 days as of June 15, 1998 under the Corporation's 1986 Stock Option Plan.

(c) Includes 65,914 options for shares of the Corporation's stock exercisable within 60 days of June 15, 1998 of the Corporation's 1992 Nonqualified Stock Option Plan for Outside Directors.

(d) Based on records maintained by the Corporation and information from a
    Schedule 13D filed by Mr. McDowell on November 15, 1991. There have been no amended filings received by the Corporation. According to the Schedule 13D, Mr. McDowell exercises sole voting and investment authority over these shares.


                      PROPOSAL I -- ELECTION OF DIRECTORS

     The Corporation's Board of Directors is composed of five members. The Corporation's Bylaws provide that directors will be elected for three year staggered terms with approximately one-third of the directors standing for election each year. The Board of Directors has nominated for election as directors Thomas B. Chandler and Thomas J. Moat each of whom is a current member of the Board.

     Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board of Directors will vote for the nominees named below. Section 11 of the Corporation's Charter provides that stockholders may not cumulate their votes for the election of directors.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows no reason why any nominee might be unable to serve.

     All Common Stock amounts have been adjusted to reflect the three-for-two Common Stock split issued by the Corporation in November, 1997.

     The following table sets forth certain information regarding each nominee and each Director continuing in office.

                                Board Nominees



                                                                        Year               Shares of
                                                                       First              Common Stock
                                                                      Elected             Beneficially
                                                                         or       Term      Owned at     Percent
                                                                     Appointed     to       June 15,       of
Name                  Age(a)         Principal Occupation(b)          Director   Expire     1998(c)       Class
-------------------- -------- ------------------------------------- ----------- -------- ------------- ----------
Thomas B. Chandler     60     President, Chandler and                  1996      2001         9,394    0.34%
                              Waldrop (real estate developers),
                              Fayetteville, Georgia
Thomas J. Moat         50     President and Chief                      1996      2001        84,160    2.96%
                              Executive Officer of
                              the Corporation, President
                              and Chief Executive
                              Officer of First Citizens
                              Bank, Newnan


                         Directors Continuing In Office


J.L. Glover, Jr        55     Chairman of the Board                    1996      1999       167,849    5.94%
                              of the Corporation;
                              Chairman of the Board,
                              First Citizens Bank,
                              Newnan; President,
                              Glover & Davis, P.A. (attorneys),
                              Newnan, Georgia
Ellis A. Mansour       59     President, Treasurer and                 1996      2000       157,127    5.54%
                              majority stockholder of
                              Brothers Limited (retail
                              apparel store), Newnan,
                              Georgia
Don A. Barnette        43     Owner, Market Grocery                    1997      2000       242,252    8.66%
                              Company (a Clayton County
                              supplier of wholesale grocery
                              items to restaurants and convenience
                              stores), Forest Park, Georgia

---------
(a)  At March 31, 1998.

(b) Nominees and directors have held these positions (other than those with the Corporation) for at least five years.

(c) In accordance with Rule 13d-3 under the 1934 Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from June 30, 1998. The table includes shares owned by spouses, other immediate family members in trust and other forms of ownership, over which the persons named in the table possess sole or shared voting and investment power. None of the Directors has exercised his or her right to disclaim beneficial ownership over shares in which he or she possesses a beneficial interest.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation held fourteen meetings during the fiscal year ended March 31, 1998. The non-employee Directors of the Corporation receive $500 per month for their services as Directors of the Corporation, while the Chairman receives $750 per month. No Director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and Committees of which the Director is a member and which were held during the time that the person served as a Director.

     The Board of Directors of the Corporation does not have standing Audit or Compensation Committees. All non-employee Directors serve as the Audit and Compensation Committees. The subsidiary Banks have standing Audit and Compensation Committees (as well as a number of other committees which meet periodically to consider business not requiring the consideration of the entire Board).

     The entire Board of Directors serves as a nominating committee.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following information is furnished for the President and Chief Executive Officer of the Corporation, Thomas J. Moat; and the Vice Presidents; Charles M. Barnes and Douglas J. Hertha. Even though Mr. Barnes was employed by Tara State Bank prior to the merger of Tara Bankshares with the Corporation as of March 31, 1997, Mr. Barnes' compensation for the years ended March 31, 1997 and 1996 are reported here. No other executive officers of the Corporation received salaries and bonuses in excess of $100,000 during the year ended March 31, 1998.


                           SUMMARY COMPENSATION TABLE




                                               Annual Compensation
                              -----------------------------------------------------    Long-term
                                                                                     Compensation
                                                                   Other Annual         Awards          All Other
Name and Principal Position    Year   Salary ($)   Bonus ($)   Compensation ($)(1)   Options (#)   Compensation ($)(2)
----------------------------- ------ ------------ ----------- --------------------- ------------- --------------------
Thomas J. Moat,               1998     166,000       36,891                    --           --            3,297
  President and Chief         1997     156,000       49,723                    --           --            2,490
  Executive Officer           1996     126,376       25,101                    --       22,500            3,198
Charles M. Barnes,            1998     139,825       26,142                    --           --            4,415
  Vice President(3)           1997     125,400       12,000                    --           --            5,740
                              1996     125,400        5,202                    --           --              570
Douglas J. Hertha             1998      92,000       24,710                    --           --            3,249
  Vice President and          1997      81,146       17,574                    --           --            1,667
  Secretary                   1996      69,300       15,060                    --        7,500            1,509

---------
(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(2) Represents premiums paid by the Corporation on a disability insurance policy and contributions made to the Corporation's 401(k) plan.

(3) Also president of First Citizens Bank of Fayette County and First Citizens Bank of Clayton County.


Option Exercise Table

     The following table sets forth all option exercises for the fiscal year ended March 31, 1998.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES


                                                                                                  Value of
                                                                      Number of                  Unexercised
                                                                 Unexercised Options        In-the-Money Options
                             Shares Acquired       Value            at FY-End (#)             at FY-End ($)(1)
Name                         on Exercise (#)   Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------------- ----------------- -------------- --------------------------- --------------------------
Thomas J. Moat ............      24,750          $745,470            47,250/-0-                $1,209,000/-0-
Douglas J. Hertha .........          --                --            24,000/-0-                $  641,460/-0-

---------
(1)  Assuming market price per share of $33.00 at March 31, 1998.


Employment Agreement

     As of January 1, 1998, the Corporation and First Citizens Bank entered into an employment agreement with Thomas J. Moat with respect to Mr. Moat's continued service as President and Chief Executive Officer of First Citizens Corporation and as President and Chief Executive Officer of First Citizens Bank. The agreement has a three-year term which is automatically extended for successive two year, eleven month periods at the end of each calendar month unless 90 days' prior notice is given by any of the parties. During the term of the agreement, the Corporation and the subsidiary banks have agreed to provide Mr. Moat with (a) an annual base salary of $160,000, (b) an automobile allowance in the amount of $500 per month, (c) participation in such bonus, incentive and other executive compensation programs as are made available to senior management of the Corporation from time to time. If the employment agreement is terminated prior to the end of its term, the Corporation may be required to provide Mr. Moat with continued compensation and certain benefits for a one- to two- year period depending on the circumstances. If termination is effected (a) by Mr. Moat within thirteen months of a change in control or for cause, then the Corporation will continue to provide compensation and certain benefits to Mr. Moat for a period of three years following termination, or (b) by the Corporation without cause, then the Corporation will continue to provide compensation and certain benefits to Mr. Moat for a period of three years following the termination. If termination is effected for any other reason, the Corporation will be required to pay Mr. Moat his earned but unpaid salary through the date of the termination. If Mr. Moat's employment is terminated prior to the expiration of the agreement other than by Mr. Moat by cause or as a result of a change in control, he will be subject to certain restrictive covenants for a period of two years following the termination.

     As of April 9, 1997, the Corporation, First Citizens Bank of Clayton County (formerly Tara State Bank), and First Citizens Bank of Fayette County entered into an employment agreement with Charles M. Barnes with respect to Mr. Barnes' continued service as President and Chief Executive Officer of First Citizens Bank of Clayton County and as President and Chief Executive Officer of First Citizens Bank of Fayette County, and as Vice President of the Corporation. The agreement has a three-year term which is automatically extended for successive one-year periods at the end of each calendar year unless 90 days' prior notice is given by any of the parties. During the term of the agreement, the Corporation and the two subsidiary banks have agreed to provide Mr. Barnes with (a) a annual base salary of $135,000, (b) the benefits under the executive salary continuation plan originally entered into by Mr. Barnes and Tara State Bank as of August 7, 1995, (c) an automobile allowance in the amount of $500 per month, (d) participation in such bonus, incentive and other executive compensation programs as are made available to senior management of the Corporation from time to time, and (e) relocation expenses of up to $30,000. If the employment agreement is terminated prior to the end of its term, the Corporation may be required to provide Mr. Barnes with continued compensation and certain benefits for a one- to two- year period depending on the circumstances. If termination is effected (a) by Mr. Barnes within six months of a change in control or for cause, then the Corporation will continue to provide compensation and certain benefits to Mr. Barnes for a period of one year following termination, or (b) by the Corporation without cause, then the Corporation will continue to provide compensation and certain benefits to Mr. Barnes for a period of two years following the termination. If termination is effected for any other reason, the Corporation will be required to pay Mr. Barnes his earned but unpaid salary through the date of the termination. If Mr. Barnes' employment is terminated prior to the expiration of the agreement other than by Mr. Barnes for cause or as a result of a change in control, he will be subject to certain restrictive covenants for a period of two years following the termination.


            SECTON 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Corporations knowledge, based solely on a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements during the fiscal year ended March 31, 1998.


                       TRANSACTIONS WITH THE CORPORATION

     The Corporation's directors and officers and certain business organizations and individuals associated with them have been customers of and have had banking transactions with the Corporation's subsidiary banks and are expected to continue such relationships in the future. Pursuant to such banking transactions, from time to time these individuals and organizations have borrowed funds from the Corporation's subsidiary banks for various business and personal reasons. These extensions of credit were approved by the Board of Directors, were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those of comparable transactions with unrelated parties prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

     J.L. Glover, Jr., Chairman of the Board and a director of the Corporation, is an attorney and President of the law firm of Glover & Davis, P.A. which firm serves as legal counsel for the Corporation and its subsidiaries. The firm furnishes title opinions on parcels of land and improvements thereon in Coweta County and adjacent counties which collateralize certain loans granted by the Corporation. The Corporation accepts title opinions on properties located in Coweta County from all local practicing attorneys provided they furnish the Corporation with evidence of a $1 million lawyers' title insurance errors and omissions policy or in lieu of such coverage, furnish the Corporation with a title policy with each title opinion. Title examination fees are paid by the Corporation from the loan proceeds of the borrower or paid directly by the borrower. The fee charged for this opinion is negotiable between the borrower and his attorney. Fees paid by the Corporation to Glover & Davis, P.A. for all services rendered by Glover & Davis, P.A. to the Corporation are comparable to those paid by the Corporation in similar transactions with nonaffiliates.

                              ACCOUNTING MATTERS

     Mauldin & Jenkins, LLC, certified public accountants, audited the financial statements of the Corporation and provided various other services to the Corporation for the fiscal year ended March 31, 1998. A representative of Mauldin & Jenkins, LLC is expected to be present at the Meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders any stockholder proposal to take action at such meeting must be addressed to the Secretary of the Corporation and received at the Corporation's main offices at 19 Jefferson Street, P.O. Box 400, Newnan, Georgia 30264 no later than December 1, 1998. Any such proposal shall be subject to the requirements of the proxy solicitation rules adopted under the 1934 Act.


                                 MISCELLANEOUS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Meeting.

     The cost of solicitation of proxies will be paid by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally, by telephone without additional compensation.

     The Corporation's Annual report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on June 15, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

A COPY OF THE CORPORATION'S FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRST CITIZENS CORPORATION, 19 JEFFERSON STREET, P.O. BOX 400, NEWNAN, GEORGIA 30264.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/ Douglas J. Hertha
                                        ---------------------------
                                        DOUGLAS J. HERTHA
                                        SECRETARY


Newnan, Georgia
June 30, 1998

*******************************************************************************
                                    APPENDIX


A  [X]  Please mark your votes as in this example.


                   For    Withhold Authority  Nominees: Thomas B. Chandler  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
1. To elect two    [  ]         [  ]                    Thomas J. Moat      THE NOMINEES.
   directors for
   three-year                                                               THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN
   terms.                                                                   THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.
                                                                            IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                                                                            BE VOTED FOR THE PROPOSAL.

                                                                            DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL
                                                                            OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

                                                                            Please mark, date and sign this Proxy, and return it
                                                                            in the enclosed return-addressed envelope. No postage
                                                                            is necessary.

                                                                                        Date:          , 1998
-------------------------------------------  ----------------------------------------        ----------
Name(s) of Shareholder(s)                    Signature(s) of Shareholder(s)

IMPORTANT: If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
           President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           FIRST CITIZENS CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                               HELD JULY 22, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Charles M. Barnes and Douglas Hertha as Proxies, each with the power to appoint his substitute and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse, all the shares of common stock of First Citizens Corporation ("Company") held of record by the undersigned on June 15, 1998 at the Annual Meeting of Stockholders to be held on July 22, 1998 or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)